Exhibit 10.5

FIRST AMENDMENT TO PURCHASE AGREEMENT

This First Amendment (this “Amendment”) to Purchase Agreement (as defined below) is entered into as of March 29, 2007, by and among ARES CAPITAL CP FUNDING LLC (“Ares”), LAFAYETTE SQUARE CDO LTD. (“Lafayette”) and THE ROYAL BANK OF SCOTLAND PLC (“RBOS”), each in its capacity as a Lender under the Purchase Agreement, MR DEFAULT SERVICES LLC, a Delaware limited liability company (“MR”), E-DEFAULT SERVICES LLC, a Delaware limited liability company (“E-Default”), STATEWIDE TAX AND TITLE SERVICES LLC, a Delaware limited liability company (“STT”), STATEWIDE PUBLISHING SERVICES LLC, a Delaware limited liability company (“Statewide Publishing” and, together with MR, E-Default and STT, on a joint and several basis, “Borrowers”), MR PROCESSING HOLDING CORP., a Delaware corporation (“Holdings”) and certain subsidiaries of Borrowers, as Guarantors.

RECITALS

WHEREAS, RBOS, as Purchaser, the Borrowers, Holdings and certain subsidiaries of Borrowers, as Guarantors, and the Lenderes are parties to that certain Purchase Agreement dated as of February 9, 2007 (the “Purchase Agreement”) (capitalized terms used herein without definition have the meanings ascribed to such terms in the Purchase Agreement).

WHEREAS, the parties to the Purchase Agreement, including the Requisite Lenders, have agreed to amend such Purchase Agreement as herein set forth.

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.               Section References.  Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Purchase Agreement.

Section 2.               Amendment to Cover Page.  The parties hereto hereby agree to amend the Cover Page by adding the words “as amended as of March 29, 2007” on a new line immediately following the words “dated as of February 9, 2007”.

Section 3.               Amendment to Preamble.  The parties hereto hereby agree to amend the Preamble by adding the words “as amended by the First Amendment dated as of March 29, 2007,” immediately following the words “dated as of February 9, 2007,”.

Section 4.               Amendment of Definition of Permitted Acquisition in Section 1.01.  The parties hereto hereby agree to amend the definition of “Permitted Acquisition” by deleting “is less than $70,000,000 in the aggregate” in subclause (g) of such definition and replacing such words with the following: “is less than $90,000,000 in the aggregate”.

Section 5.               Amendment of Section 12.01(a)(ii).  The parties hereto hereby agree to amend Section 10.01(a)(ii) by (i) adding the words “a copy to The Royal

Bank of Scotland plc, at 101 Park Avenue, New York, New York 10178; Attention of Sean Grimes (Telecopier No. (212) 401-1478; Telephone No. (212) 401-1479) and” immediately following the words “(212) 401-1380), with” in the third line thereof and (ii) deleting the words “Attention of John Mendez (Telecopier No. (213) 891-8763; Telephone No. (213) 891-8181)” and replacing such words with the following: “Attention of Stacey Rosenberg (Telecopier No. (213) 891-8763; Telephone No. (213) 891-8554)” in the fourth line thereof.

Section 6.               Representations and Warranties of the Borrowers and Holdings.  Each Borrower and Holdings hereby represents and warrants that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action and will not violate any of its Organizational Documents and (b) the Purchase Agreement (after giving effect to this Amendment) and all other Loan Documents are and remain its legal, valid, binding and enforceable obligations in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 7.               Reference to Agreement.  Each of the Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Purchase Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Purchase Agreement, whether direct or indirect, shall mean a reference to the Purchase Agreement as amended hereby.

Section 8.               Costs and Expenses.  The Borrowers shall pay on demand all out-of-pocket costs and expenses of the Lenders (including the reasonable fees, costs and expenses of counsel to RBOS) incurred in connection with the preparation, execution and delivery of this Amendment.

Section 9.               Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAW AND RULES.

Section 10.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

Section 11.             Execution.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a

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signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 12.             Ratification By Guarantors.  The Guarantors hereby agree to this Amendment, and the Guarantors acknowledge that the Guarantors’ Guaranty shall remain in full force and effect without modification thereto.

Section 13.             Certain Waivers.  Each of the Borrowers and the Guarantors hereby agrees that neither the Purchaser nor any Lender shall be liable under a claim of, and hereby waives any claim against the Purchaser and the Lenders based on, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress and defamation and breach of fiduciary duties) as a result of this Amendment and any discussions or actions taken or not taken by the Purchaser or the Lenders on or before the date hereof or the discussions conducted in connection therewith, or any course of action taken by the Purchaser or any Lender in response thereto or arising therefrom; provided, that the foregoing waiver shall not include the waiver of any claims which are based on the gross negligence or willful misconduct of the Purchaser or any Lender or any of their respective agents. This Section 13 shall survive the execution and delivery of this Amendment and the termination of the Purchase Agreement, as amended hereby.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MR DEFAULT SERVICES LLC

By:	/s/ Jennifer Dorris
	Name:	Jennifer Dorris
	Title	Secretary

E-DEFAULT SERVICES LLC

By:	/s/ Jennifer Dorris
	Name:	Jennifer Dorris
	Title:	Secretary

STATEWIDE TAX AND TITLE SERVICES LLC

By:	/s/ Jennifer Dorris
	Name:	Jennifer Dorris
	Title:	Secretary

STATEWIDE PUBLISHING SERVICES LLC

By:	/s/ Jennifer Dorris
	Name:	Jennifer Dorris
	Title:	Secretary

MR PROCESSING HOLDING CORP.

By:	/s/ Jennifer Dorris
	Name:	Jennifer Dorris
	Title:	Secretary

First Amendment to Purchase Agreement

AREA CAPITAL CP FUNDING LLC

By:	/s/ Daniel F. Nguyen
	Name:	Daniel F. Nguyen
	Title:	Chief Financial Officer

LAFAYETTE SQUARE CDO LTD.
By:	Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean Criares
	Name:	Dean Criares
	Title:	Senior Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ William Stafeil
	Name:	William Stafeil
	Title:	Managing Director

First Amendment to Purchase Agreement